Power Purchase Agreement (PPA)

Le Gestion de l'Eau et de l'Électricité aux Comores (MA-MWE)
&
BioCrude Technologies, Inc.

Document Owner:	BioCrude Technologies, Inc.
Effective Date:	02-12-2016

Version

Version	Date	Description	Author
1.0	02-12-2016	Power Purchase Agreement (PPA)	Mr. John MOUKAS

Approval

(By signing below, all Approvers agree to all terms and conditions outlined in this Agreement)

Approvers	Name	Signed	Approval Date
BioCrude Technologies, Inc.	Mr. John MOUKAS		02-12-2016
Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Énergie, à l'Emploi, à l'Entreprenariat et à la Solidarité	Mr. Mohamed Abdou MLANAO		01/12/2016
Commissariat à la Sécurité intérieure, à la Fonction Publique, à l'Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l'Information	Ms. Maissara Adam MONDOHA		09/12/2016
Commissariat aux Finances, au Budget, à l'Économie, au Commerce Intérieur, à l'Industrie, au Plan, chargé de la promotion des Investissements	Mr. Said Ahamada YOUSSOUF		09.12.2016
Gouvernorat de l'Île Autonome de la Grande Comore	The Honcourable HASSANI Hamadi		09/12/16

Nota Bene:

17.18 **No Consequential or Indirect Losses**

The liability of the Seller and the Procurer shall be limited to that explicitly provided in this Agreement. Provided that notwithstanding anything contained in this Agreement, under no event shall the Procurer or the Seller claim from one another and indirect or consequential losses or damages.

IN WITNESS WHEREOF the parties hereto have placed their respective hands and seals hereto on the day and year first herein above mentioned.

SIGNED, SEALED AND DELIVERED BY: FIRST PARTY

FOR AND ON BEHALF OF PROCURER:

LE GESTION DE L'EAU ET DE L'ÉLECTRICITÉ AUX COMORES (MA-MWE)

Mr. Mohamed Abdou MLANAO, Commissionner of the « Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Energie, à l'Emploi, à l'Entreprenariat et à la Solidarité »

Signature: ____________________

Date: 09 / 12 / 2016

FOR AND ON BEHALF OF INTERNENANTS:

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

The Honourable HASSANI Hamadi, Governor

Signature: ____________________

Date: 09 / 12 / 2016

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. Mohamed Abdou MLANAO, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Ms. Maissara Adam MONDOHA, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. Said Ahamada YOUSSOUF, Commissioner

Signature: ____________________

Date: 09 / 12 / 2016

Initials: ______ Initials: MAM

SIGNED, SEALED AND DELIVERED BY: SECOND PARTY

FOR AND ON BEHALF OF SELLER:

BIOCRUDE TECHNOLOGIES, INC

Mr. John MOUKAS, Chairman/CEO

48

Signature: ____________________

Date: 02 / 12 / 2016